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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  8/4/97
                                                  ------

                          SI DIAMOND TECHNOLOGY, INC.
              (Exact name of Registrant as specified in charter)

   TEXAS                           1-11602                76-0273345
  (State of                     (Commission              (IRS Employer
Incorporation)                  File Number)        Identification Number)

       12100 Technology Boulevard
            Austin, Texas                                     78727
(Address of principal executive office)                  (Zip Code)

Registrant's telephone number, including area code:  (512) 331-6200


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

                             ---------------------
                             ---------------------
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Item 5.  Other Events


     On May 1, 1997, SI Diamond Technology, Inc. (the "Company") filed an Amendment to its Amended and Restated Articles of Incorporation regarding the Company's Series E Preferred Stock (the "Series E Amendment") with the Secretary of State of the State of Texas. The Series E Amendment amended certain terms of the Company's Series E Preferred Stock ("Series E Preferred"), which amendments were approved by a vote of the Holders of the Series E Preferred. All defined terms relating to the description of amendments to the Series E Preferred shall have the same meanings as set forth in the amendment to the Series E Preferred, which are contained in Exhibit 3(I)(1) to this Current Report on Form 8-K and incorporated by reference herein.



     The terms of the Series E Preferred were amended as follows:

     1. (a) Each holder of Series E Preferred may convert up to 12% of the aggregate shares of Series E Preferred held by such Holder as of April 21, 1997 at a Conversion Price of $ 0.6429.


          (b) In addition to the 12% of shares which may be converted above, each Holder may convert any and all remaining shares of Series E Preferred held by such Holder at a Conversion Price equal to $1.50.


     2. In addition, for each calendar month commencing with April 1997, if the average of the Closing Bid Prices of the Company's Common Stock for all of the trading days for such calendar month is less than $1.00, then the Company shall redeem shares of Series E Preferred held by each Holder in an amount equal to the lesser of (1) 7% of the aggregate shares of Series E Preferred held by such Holder as of April 21, 1997, or (2) all shares of Series E Preferred then held by such Holder. The redemption price for such shares of Series E Preferred Stock to be redeemed with respect to any month pursuant to this provision only shall be the Original Series E Issue Price plus the accrued Premium. Payment for such redeemed shares of Series E Preferred shall be made within ten (10) business days after the last day of such calendar month, at the option of the Company, in cash or in shares of the Common Stock (valued at the average of the Closing Bid Prices of the Company's Common Stock for all trading days for such calendar month). Any shares of Common Stock issued pursuant to this section shall be included in the Registration Statement which covers the shares of Common Stock into which the Series E Preferred are convertible.


     On August 4, 1997, the Company filed an Amendment to its Amended and Restated Articles of Incorporation regarding the Company's Series F Preferred Stock (the "Series F Amendment") with the Secretary of State of the State of Texas. The Series F Amendment amended certain terms of the Company's Series F Preferred Stock ("Series F Preferred"), which amendments were approved by a vote of the Holders of the Series F Preferred. All defined terms relating to the description of amendments to the Series F Preferred shall have the same meanings as set forth in the amendment to the Series F Preferred, which are
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contained in Exhibit 3(I)(2) to this Current Report on Form 8-K and incorporated by reference herein.



     The terms of the Series F Preferred were amended as follows:

     1.  The Fixed Conversion Price was lowered from $1.75 to $1.50.

     2. (a) Each Holder may convert up to 12.5% of the aggregate number of shares of Series F Preferred held by such Holder as of July 14, 1997 during the month of July 1997 and an additional 12.5% of such amount during August 1997. These shares shall be converted at the Conversion Price as calculated pursuant to the Certificate of Designation, as amended herein.


         (b) In addition to the 12.5% that can be converted in July 1997 and the 12.5% that can be converted in August 1997 at the calculated Conversion Price, each Holder of Series F Preferred may convert, at any time, any and all remaining shares of Series F Preferred held by such Holder at a Conversion Price equal to $1.50.


     3. In addition, for each calendar month commencing with July 1997, if the average of the Closing Bid Prices of the Company's Common Stock for all the trading days for such calendar month is less than $1.00, then the Holder may require the Company to convert shares of the Series F Preferred held by such Holder in an amount equal to the lesser of (1) 7% of the aggregate shares of Series F Preferred held by such Holder as of July 14, 1997 or (2) all shares of Series F Preferred Stock then held by such Holder. For shares of Series F Preferred submitted to the Company under the terms of this provision, the Company shall have the option of redeeming the shares submitted upon notice to the Holders within one (1) business day of the receipt of notice from the Holder exercising the rights of this provision. If the Company does exercise its option to redeem, the redemption price shall be the equivalent of 115% of the sum of the original Series F Issue Price plus any accrued interest under the terms of the Certificate of Designation, as amended. If the Company does not exercise its right to redeem under this provision, then the shares of Series F Preferred shall be converted into shares of the Company's Common Stock (valued at the average of the Closing Bid Prices of the Company's Common Stock for all trading days for such calendar month). The payment of such redemption price or the shares of Common Stock to be received upon conversion pursuant to the terms of this provision shall be delivered to the Holder of Series F Preferred within ten (10) business days of the receipt by the Company of notice from such Holder exercising his rights under the terms of this provision. Any shares of Common Stock issued pursuant to these provisions shall be included in the Registration Statement which covers the shares of Common Stock into which the Series F Preferred are convertible.

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     4.  If the Closing Bid Price of the Corporation's Common Stock does not exceed $1.50 by October 12, 1997, the Company agrees to renegotiate the conversion terms of the Series F Preferred with its Holders.


Item 7.  Financial Statements and Exhibits


    Exhibit (3)(I)(1)  Amendment to Amended and Restated Articles of
                       Incorporation of SI Diamond Technology, Inc. as filed with the Secretary of State of the State of Texas as of May 1, 1997.

    Exhibit (3)(I)(2)  Amendment to Amended and Restated Articles of
                       Incorporation of SI Diamond Technology, Inc. as filed with the Secretary of State of the State of Texas as of August 4, 1997.



                            SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 6, 1997

                              SI DIAMOND TECHNOLOGY, INC.



                              By: /s/ Douglas P. Baker
                                  ------------------------------------------
                                  Douglas P. Baker
                                  Vice President and
                                  Chief Financial Officer